                                                                    EXHIBIT 99.4


                  OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT
                  ------------------------------------------

        THIS OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT dated as of October 29, 1997 (this "Agreement") is executed in reliance upon the transaction exemption afforded by Regulation S ("Regulation S") as promulgated by the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933 as amended. Capitalized terms used herein and not defined shall have the meanings given to them in Regulation S.

        This Seller of Shares of Common Stock of Saf-T-Lok Inc., a Corporation organized under the laws of the state of Florida, with executive offices located at 28245 S.E. Federal Highway, Tequesta, Florida 33469, and Firstimpex, Inc., Mercacorp Inc. and Dafico Investment Corp. (collectively the "Buyer") hereby represent, warrant, and agree as follows.

        THE COMMON STOCK OFFERED HEREBY HAS NOT AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE "1933 ACT"), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES (AS DEFINED IN REGULATION S OF THE 1933 ACT) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS (AS DEFINED IN REGULATION S OF THE 1933 ACT) EXCEPT PURSUANT TO REGISTRATION UNDER OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.

        1. AGREEMENT TO SUBSCRIBE PURCHASE PRICE
           -------------------------------------

(a) Subscription. The Buyer (and each of them) represent that it qualifies under
    ------------
Regulation S to purchase shares of Common Stock of Seller and agrees to purchase the numbers of shares of Seller's Common Stock as set forth on Schedule A annexed hereto.

(b) Purchase Price. The purchase price for the Shares of Common Stock shall be
    --------------
$2.00 per share or $1,000,000 for the purchase of 500,000 shares to be paid at a Closing to be held no later than October 30, 1997. Each Buyer shall also receive one (1) Common Stock Purchase Warrant for each share of Common Stock at $3.00 per share for a period of twenty four months from October 13, 1997.

(c) Payment. The aggregate purchase price for the Shares and Convertible Notes
    -------
shall be payable at each of the closings by delivering immediately available funds in United States Dollars by wire transfer to the designated depository for closing by delivery of Securities versus payment.

(d) Closing. Subject to the satisfaction of the conditions set forth in Sections
    -------
8 and 9 hereof, the closing of the Common Stock transaction contemplated by this Agreement shall occur on or before October 30, 1997 or at such later dates as are manually agreed to in writing by Buyer and Seller.

                                       1
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    IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.


                                       Official Signatory of Seller:

                                       SAF-T-LOK INC.


                                       By: /s/ John L. Gardner
                                           ------------------------------------
                                           Name: John L. Gardner
                                           Title: President


                                       Official Signatory of Buyer:

                                       FIRSTIMPEX, INC.

                                       By:  /s/ Michael D. Blutrich
                                           ------------------------------------
                                           Name: Michael D. Blutrich
                                           Title: As Attorney, POA

                                       MERCACORP INC.

                                       By:  /s/ Michael D. Blutrich
                                           ------------------------------------
                                           Name: Michael D. Blutrich
                                           Title: As Attorney, POA


                                       DAFICO INVESTMENT CORP.

                                       By:  /s/ Michael D. Blutrich
                                           ------------------------------------
                                           Name: Michael D. Blutrich
                                           Title: As Attorney, POA
                                           Title:

                  OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT
                  ------------------------------------------


  THIS OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT dated as of October 13, 1997 (this "Agreement") is executed in reliance upon the transaction exemption afforded by Regulation S ("Regulation S") as promulgated by the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933 as amended. Capitalized terms used herein and not defined shall have the meanings given to them in Regulation S.

  This Seller of Shares of Common Stock of Saf-T-Lok Inc., a Corporation organized under the laws of the state of Delaware, with executive offices located at 28245 S.E. Federal Highway, Tequesta, Florida 33469, and Firstimpex, Inc., Mercacorp Inc. and Dafico Investment Corp. (collectively the "Buyer") hereby represent, warrant, and agree as follows.

THE COMMON STOCK OFFERED HEREBY HAS NOT AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE "1933 ACT"), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES (AS DEFINED IN REGULATION S OF THE 1933 ACT) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S OF THE l933 ACT) EXCEPT PURSUANT TO REGISTRATION UNDER OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.


       1.    AGREEMENT TO SUBSCRIBE; PURCHASE PRICE
             --------------------------------------

(a)  Subscription.  The Buyer (and each of them) represent that it qualifies
     ------------
 under Regulation S to purchases shares of Common Stock of Seller and agrees to purchase the numbers of shares of Seller's Common Stock as set forth on Schedule A annexed hereto.

(b)  Purchase Price. The purchase price for the Shares of Common Stock shall be
     --------------
$2.00 per share or $2,000,000 for the purchase of 1,000,000 shares to be paid at a Closing to be held no later than October 30, 1997. Each Buyer shall also receive two (2) Common Stock Purchase Warrants for each share of Common Stock purchased. Each Warrant entitles the holder to purchase one share of Common Stock at $2.00 per share for a period of twenty-four months from October 13, 1997.

(c)  Payment.  The aggregate purchase price for the Shares shall be payable at
     --------
closing by delivering immediately available funds in United States Dollars by wire transfer to the designated depository for closing by delivery of Securities versus payment.

(d)  Closing.  Subject to the satisfaction of the conditions set forth in
     -------
Sections 8 and 9 hereof, the closing of the transactions contemplated by this Agreement shall occur on October 15, 1997 or such earlier or later date as is mutually agreed to in writing by Buyer and Seller.

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    IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.


                                       Official Signatory of Seller:

                                       SAF-T-LOK INC.


                                       By: /s/ John L. Gardner
                                           ------------------------------------
                                           Name: John L. Gardner
                                           Title: President


                                       Official Signatory of Buyer:

                                       FIRSTIMPEX, INC.

                                       By:  /s/ Michael D. Blutrich
                                           ------------------------------------
                                           Name: Michael D. Blutrich
                                           Title: As Attorney, POA

                                       MERCACORP INC.

                                       By:  /s/ Michael D. Blutrich
                                           ------------------------------------
                                           Name: Michael D. Blutrich
                                           Title: As Attorney, POA


                                       DAFICO INVESTMENT CORP.

                                       By:  /s/ Michael D. Blutrich
                                           ------------------------------------
                                           Name: Michael D. Blutrich
                                           Title: As Attorney, POA
                                           Title:


                                       4